UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
October 8, 2014

ROGERS CORPORATION
(Exact name of Registrant as specified in Charter)

Massachusetts	1-4347	06-0513860
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Technology Drive, P.O. Box 188, Rogers, Connecticut 06263-0188
(Address of Principal Executive Offices and Zip Code)

(860) 774-9605
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) On October 8, 2014, the Board of Directors of Rogers Corporation (the “Company”) voted to increase the current size of the Board of Directors from eight to nine members and then appointed Helene Simonet as a new Director of the Company.  Ms. Simonet will serve as a Director until the next annual meeting of shareholders and thereafter until her successor is chosen and qualified. Ms. Simonet will serve on the Audit Committee of the Board of Directors.

Since April 2002, Ms. Simonet has served as the Executive Vice President and Chief Financial Officer of Coherent, Inc. (NASDAQ: COHR). Coherent is a leading global supplier of photonics technology products and solutions for a wide range of commercial and scientific research applications. Prior to joining Coherent in 1999, Ms. Simonet had previously spent more than twenty years in senior finance positions at Raychem Corporation.

On October 8, 2014, the Company approved the entering into of its standard form of Indemnification Agreement for Company directors with Ms. Simonet which provides that, among other things, the Company will indemnify Ms. Simonet against certain liabilities that may arise by reason of her status or service as a Director of the Company, and that the Company will advance to her the expenses incurred as a result of a proceeding as to which she may be indemnified.  The above description is qualified in its entirety by the terms of the Form of Indemnification Agreement (Director Form), a copy of which has been previously filed as Exhibit 99.1 to the Company's Current Report on Form 8-K, filed on December 14, 2004, and is incorporated herein by reference.

ITEM 7.01	Regulation FD Disclosure.

On October 14, 2014, the Company issued a press release announcing the appointment of Ms. Simonet as a new Director of the Company.  The press release is furnished as Exhibit 99.1 hereto and is incorporated by reference.

The information furnished in this report in this Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

       (d)  Exhibits

Exhibit No.	Description

10.1	Form of Indemnification Agreement (Director Form), previously filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K, filed on December 14, 2004, and incorporated herein by reference.

99.1	Press release, dated October 14, 2014 issued by Rogers Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROGERS CORPORATION

	By:	/s/ David Mathieson
David Mathieson
Vice President and Chief Financial Officer

Date: October 14, 2014